UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 22, 2021

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As disclosed in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”, “Monaker”, “we” and “us”), with the Securities and Exchange Commission (SEC) on July 23, 2020, on July 23, 2020, the Company entered into a Share Exchange Agreement (as amended by the first amendment thereto dated October 28, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on October 29, 2020, the second amendment thereto dated November 12, 2020, as disclosed in the Current Report on Form 8-K filed with the SEC on November 18, 2020, and the third amendment thereto dated January 6, 2021, as disclosed in the Current Report on Form 8-K filed with the SEC on January 11, 2021, the “HotPlay Exchange Agreement” and the transactions contemplated therein, the “HotPlay Share Exchange”) with HotPlay Enterprise Limited (“HotPlay”) and the stockholders of HotPlay (the “HotPlay Stockholders”). The transactions contemplated by the HotPlay Exchange Agreement are subject to certain closing conditions, including, but not limited to, the approval of such transactions, and the issuance of the shares of common stock in connection therewith, by the shareholders of the Company.

Additionally, as disclosed in the Current Report on Form 8-K filed with the SEC on November 18, 2020, on November 12, 2020, the Company entered into an Amended and Restated Share Exchange Agreement, as amended by the First Amendment to the Amended and Restated Share Exchange Agreement, dated January 6, 2021, as disclosed in the Current Report on Form 8-K filed with the SEC on January 11, 2021 (as amended, the “Axion Exchange Agreement”) with certain stockholders holding shares of Axion Ventures, Inc. (“Axion” and the “Axion Stockholders”) and certain debt holders holding debt of Axion (the “Axion Creditors”)(the “Axion Share Exchange”, and collectively with the HotPlay Exchange Agreement, the “Exchange Agreements” and the transactions contemplated therein, the “Share Exchanges”). The transactions contemplated by the Axion Exchange Agreement closed on November 16, 2020.

On February 22, 2021, the Company, HotPlay and the HotPlay Stockholders, entered into a Fourth Amendment to Share Exchange Agreement (the “Fourth Amendment”), amending the HotPlay Exchange Agreement to:

•        Reallocate the shares of Monaker common stock issuable upon closing of the HotPlay Share Exchange, to take into account additional issuances of HotPlay shares and additional capital contributions made by certain HotPlay Stockholders;

•        Extend the date by which the HotPlay Exchange Agreement is required to be completed until April 30, 2021 (from February 28, 2021), provided that such termination date shall be extended automatically, until up to May 31, 2021, in the event that Monaker has, prior to such date, filed a definitive proxy statement with the Securities and Exchange Commission (SEC), has called a special meeting to approve the issuance of the shares to the HotPlay Stockholders, among other things, and is continuing to work in good faith to complete the closing of the HotPlay Share Exchange;

•        Provide for HotPlay and the HotPlay Stockholders to approve all transactions of Monaker which were disclosed in its SEC filings from the date of the original HotPlay Exchange Agreement, through the date of the amendment;

•        Provide for there to be nine members of the board of directors of the Company at closing, with four appointed by HotPlay (the “HotPlay nominees”), two appointed by Monaker, and three appointed mutually by Monaker and HotPlay, provided that the parties may increase such number of directors with mutual approval prior to closing;

•        Include confirmations by each HotPlay Stockholder of their ‘accredited investor’ status, among other things; and

•        Allow for subsequent transfers of shares of HotPlay between the HotPlay Stockholders prior to closing, and/or re-allocations of the Monaker shares issuable to the HotPlay Stockholders at the closing, but not to allow for any other persons becoming stockholders of HotPlay, and provide for the principal HotPlay Stockholder to deliver a final schedule of HotPlay Stockholders prior to closing, which will determine the final allocation of shares of Monaker common stock issuable to each HotPlay Stockholder at the closing (which allocation will not result in more than 52,000,000 shares of Monaker common stock being issuable to the HotPlay Stockholders at closing).

Separately, on or around February 22, 2021, Red Anchor Trading Corporation, T&B Media Global (Thailand) Company Limited, Tree Roots Entertainment Group Co., Ltd. and Dees Supreme Company Limited, representing all of the HotPlay Stockholders, and Ms. Nithinan Boonyawattanapisut, Mr. J. Todd Bonner, Mr. Athid Nanthawaroon and Mr. Komson Kaewkham, each HotPlay nominees, entered into a Voting Agreement with Mr. William Kerby, the Chief Executive Officer and director of Monaker and Mr. Donald P. Monaco, the Chairman of the board of directors of Monaker (the “Voting Agreement”). Pursuant to the Voting Agreement, each of the HotPlay Stockholders agreed to vote all voting shares of Monaker which they hold and may hold in the future (during the term of the agreement) to elect Mr. Kerby and Mr. Monaco to the board of directors of the Company, and each of the HotPlay nominees agreed to continue to nominate each of Mr. Kerby and Mr. Monaco to the board of directors of Monaker. The agreement continues in effect until the earlier of February 26, 2026, the date of both Mr. Kerby’s and Mr. Monaco’s death, or the date that both Mr. Kerby and Mr. Monaco have provided notice of termination to such HotPlay Stockholders.

The foregoing description of the Fourth Amendment and Voting Agreement, is subject to, and qualified in its entirety by, the Fourth Amendment and Voting Agreement, copies of which are attached as Exhibit 2.5 and Exhibit 10.1 hereto, respectively, which are incorporated in this Item 1.01 by reference in their entirety.

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K relating to the Voting Agreement is incorporated herein by reference.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On February 24, 2021, the Company held its 2021 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, an aggregate of 8,026,159 shares of voting stock, or 53.6% of our 14,963,839 total outstanding voting shares as of December 28, 2020, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on January 11, 2021 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold
Election of Directors
William Kerby	5,553,698	18,012
Donald P. Monaco	5,553,683	18,027
Pasquale “Pat” LaVecchia	5,483,951	87,759
Doug Checkeris	5,553,683	18,027
Simon Orange	5,553,683	18,027
Rupert Duchesne	5,553,682	18,028
Robert “Jamie” Mendola, Jr.	5,483,967	87,743
Alexandra C. Zubko	5,484,591	87,119

Proposal 2	For	Against	Abstain*
The ratification of the appointment of TPS Thayer, LLC Certified Public Accountants, as the Company's independent auditors for the fiscal year ended February 28, 2021.	8,023,320	—	3,934

Proposal 3	For	Against	Abstain*
To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	8,013,860	12,299	1,095

Proposal 4	For	Against	Abstain*
The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.	5,404,690	165,889	1,135

* There were no Broker Non-Votes on these proposals.

As a result of the above voting, each of the eight (8) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; and proposals 2 through 4, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders. Notwithstanding the approval of Proposal 4, no other business was proposed, voted on, or approved, at the Meeting, other than those proposals as set forth in the Proxy.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1#	Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated as of July 21, 2020 (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on July 23, 2020, and incorporated by reference herein)(File No. 001-38402)
2.2	First Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, entered into October 28, 2020, and dated as of October 23, 2020 (filed as Exhibit 2.2 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on October 29, 2020, and incorporated by reference herein)(File No. 001-38402)
2.3	Second Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated November 12, 2020 (filed as Exhibit 2.3 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on November 18, 2020, and incorporated by reference herein)(File No. 001-38402)
2.4	Third Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated January 6, 2021 (filed as Exhibit 2.4 to the Current Report on Form 8-K filed by Monaker Group, Inc. with the Securities and Exchange Commission on January 11, 2021, and incorporated by reference herein)(File No. 001-38402)
2.5*	Fourth Amendment to Share Exchange Agreement by and among Monaker Group, Inc., HotPlay Enterprise Limited and the Stockholders of HotPlay Enterprise Limited, dated February 22, 2021
10.1*	Voting Agreement, dated and effective February 22, 2021, by and between William Kerby and Donald P. Monaco; each of the shareholders of preferred stock, common stock and/or future shareholders of shares of common stock, of Monaker Group, Inc., part thereto, and for certain limited purposes, each of the affiliates of such parties’ party thereto

* Filed herewith.

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to close the HotPlay Exchange Agreement and the transactions contemplated therein, on a timely basis, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of HotPlay, the HotPlay Stockholders, or the Company (collectively, the “Share Exchange Parties”) to terminate the HotPlay Exchange Agreement; the effect of such terminations; the outcome of any legal proceedings that have been, and may be, instituted against Share Exchange Parties or their respective directors; the ability of the HotPlay Stockholders to timely obtain required audits and related financial statements of HotPlay and where applicable, its subsidiary; the ability to obtain regulatory and other approvals and meet other closing conditions to the HotPlay Exchange Agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the HotPlay Exchange Agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the HotPlay Exchange Agreement; delays in obtaining required financial statements for HotPlay and prior acquisitions of the Company, to the extent required; difficulties and delays in integrating HotPlay’s and the Company’s businesses; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; risks associated with COVID-19 and the global response thereto; risks that the transactions disrupt the Company’s or HotPlay’s current plans and operations; failing to fully realize anticipated cost savings and other anticipated benefits of the HotPlay Share Exchange when expected or at all; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the HotPlay Share Exchange; the ability of HotPlay and the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the combined company following the HotPlay Share Exchange; the significant dilution which will be created to ownership interests of the Company in connection with the closing of the HotPlay Share Exchange and related transactions; the continued availability of capital and financing following the HotPlay Share Exchange; the ability of the Company to obtain sufficient funding to support its operations through the closing date of the HotPlay Share Exchange; the business, economic and political conditions in the markets in which Share Exchange Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended February 29, 2020, and its Quarterly Report on Form 10-Q for the quarter ended November 30, 2020, and subsequently filed quarterly reports.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Share Exchange Parties are expressly qualified in their entirety by the cautionary statements referenced above.

Additional Information and Where to Find It

In connection with the proposed HotPlay Share Exchange, the Company will file with the Securities and Exchange Commission (SEC) a definitive proxy statement to seek stockholder approval for the HotPlay Share Exchange and the issuance of shares of common stock pursuant thereto and in connection therewith, which, when finalized, will be sent to the stockholders of the Company seeking their approval of the respective transaction-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED HOTPLAY SHARE EXCHANGE, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, HOTPLAY, AND THE PROPOSED HOTPLAY SHARE EXCHANGE, AND RISKS ASSOCIATED THEREWITH.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website, www.monakergroup.com. Certain documents filed with the SEC by the Company will also be available free of charge by accessing the Company’s website at www.monakergroup.com under the heading “Stock Info” or, and all documents filed by the Company with the SEC are available by directing a request by mail, email or telephone to Monaker Group, Inc. at 2893 Executive Park Drive, Suite 201, Weston, Florida 33331; info@monakergroup.com; or (954) 888-9779, respectively.

Participants in the Solicitation

The Company and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of the Company in respect of the proposed HotPlay exchange agreement under the rules of the SEC. Information about the Company’s directors and executive officers is available in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 11, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the HotPlay Exchange Agreement when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the Company using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: February 26, 2021	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer